UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2007

                              Third Century Bancorp
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

          Indiana                    0-50864                    20-0857725
---------------------------          -------                    ----------
(State or Other Jurisdiction)    (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)



80 E. Jefferson Street, Franklin, Indiana                          46131
-----------------------------------------                          -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (317) 736-7151
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events
             ------------

     On September 27, 2007, the Board of Directors of the Registrant approved the deregistration of its common stock from the reporting requirements of the Securities Exchange Act of 1934, as amended, as soon as practicable following confirmation that the Registrant has fewer than 300 stockholders of record.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: None

(d)  Exhibits.

     Exhibit No.             Description
     ----------              -----------

        99                   Press release dated September 28, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     THIRD CENTURY BANCORP



DATE: September 28, 2007                  By:/s/ Robert D. Heuchan
                                           -------------------------------------
                                           Robert D. Heuchan
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

         Exhibit No.                     Description
         -----------                     ------------

            99                           Press release dated September 28, 2007